UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2013

Item 1.	Schedule of Investments.

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Shares		Value
Wholly-Owned Subsidiary–4.0%
Oppenheimer Currency Opportunities Fund (Cayman) Ltd.[1,2] (Cost $2,220,000)	10,000		$2,031,742

	Principal Amount
U.S. Government Obligations–6.0%
U.S. Treasury Bills, 0.145%, 5/9/13[3] (Cost $3,064,163)	$3,065,000		3,064,458
Foreign Government Obligations–59.7%
Australia–3.3%
Australia (Commonwealth of) Treasury Bills, 2.793%, 5/24/13[4]	1,650,000	AUD	1,674,189
Belgium–2.3%
Belgium (Kingdom of) Treasury Bills, 0.046%, 7/18/13[4]	900,000	EUR	1,174,709
Canada–3.2%
Canada (Government of) Treasury Bills, 0.902%, 5/9/13[4]	1,700,000	CAD	1,645,501
Germany–1.7%
Germany (Federal Republic of) Treasury Bills, (0.025)%, 3/13/13[4]	670,000	EUR	874,788
Hungary–2.4%
Hungary (Republic of) Unsec. Nts., 7.50%, 10/24/13	274,000,000	HUF	1,230,363
Ireland–1.2%
Ireland (Republic of) Treasury Bonds, 5%, 4/18/13	480,000	EUR	631,486
Italy–2.1%
Italy (Republic of) Treasury Bills, 0.73%, 7/31/13[4]	850,000	EUR	1,105,666
Japan–13.4%
Japan Treasury Bills, 0.067%, 7/10/13[4]	640,000,000	JPY	6,903,210
Korea, Republic of South–3.2%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 1304, 3.83%, 4/2/13[5]	1,801,000,000	KRW	1,664,834
Malaysia–2.5%
Malaysia (Government of) Sr. Unsec. Bonds, Series 0509, 3.21%, 5/31/13	3,975,000	MYR	1,286,658
Mexico–13.4%
United Mexican States Treasury Bills, 4.313%, 7/25/13[4]	89,380,000	MXN	6,885,198
Portugal–0.8%
Portugal (Republic of) Treasury Bills, 0.553%, 5/17/13[4]	315,000	EUR	410,717
Singapore–3.2%
Singapore (Republic of) Sr. Unsec. Nts., 2.25%, 7/1/13	2,050,000	SGD	1,666,905
Spain–1.2%
Spain (Kingdom of) Treasury Bills, 2.70%, 9/20/13[4]	475,000	EUR	617,150
Turkey–2.6%
Turkey (Republic of) Unsec. Bonds, 5.287%, 5/15/13[4]	2,400,000	TRY	1,322,165
United Kingdom–3.2%
United Kingdom Treasury Bills, 0.337%, 7/15/13[4]	1,070,000	GBP	1,621,263

Total Foreign Government Obligations (Cost $30,911,500)			30,714,802

1	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Options Purchased–0.2%
British Pound Sterling (GBP) Call[2]	3/20/13	1GBP per 1.580CAD	1,500,000	$5,417
British Pound Sterling (GBP) Knockout Put[2,6]	5/6/13	1GBP per 1.550USD	1,500,000	9,587
Canadian Dollar (CAD) Put[2]	4/29/13	1USD per 1.034CAD	700,000	6,923
Canadian Dollar (CAD) Put[2]	4/29/13	1USD per 1.029CAD	50,000	24,143
Euro (EUR) Call[2]	4/15/13	1EUR per 1.245CHF	1,000,000	3,409
Euro (EUR) Put[2]	5/31/13	1EUR per 7.479NOK	2,000,000	32,368
Japanese Yen (JPY) Call[2]	5/1/13	1USD per 89.000JPY	356,000,000	25,949
Japanese Yen (JPY) Put[2]	5/6/13	1USD per 95.00JPY	95,000,000	3,411
Japanese Yen (JPY) Put[2]	5/6/13	1USD per 95.00JPY	95,000,000	3,411
South African Rand (ZAR) Put[2]	4/25/13	1USD per 9.250ZAR	9,250,000	11,999

Total Options Purchased (Cost $143,409)				126,617

	Shares
Investment Company–30.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,7] (Cost $15,680,408)	15,680,408	15,680,408
Total Investments, at Value (Cost $52,019,480)	100.4%	51,618,027
Liabilities in Excess of Other Assets	(0.4)	(191,533)

Net Assets	100.0%	$51,426,494

Footnotes to Statement of Investments

Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SGD	Singapore Dollar
TRY	New Turkish Lira

2	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
Oppenheimer Currency Opportunities Fund (Cayman) Ltd.[a]	10,000	—	—	10,000
Oppenheimer Institutional Money Market Fund, Cl. E	533,568	70,546,427	55,399,587	15,680,408

			Value	Income
Oppenheimer Currency Opportunities Fund (Cayman) Ltd.[a]			$2,031,742	$—
Oppenheimer Institutional Money Market Fund, Cl. E			15,680,408	6,916

			$17,712,150	$6,916

a.	Investment in a wholly-owned subsidiary.

2.	Non-income producing security.
3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $9,998. See accompanying Notes.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,664,834 or 3.24% of the Fund’s net assets as of February 28, 2013.
6.	Option expires worthless if at any time spot rates are equal to or below 1 GBP per 1.4825 USD.
7.	Rate shown is the 7-day yield as of February 28, 2013.

Forward Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Australian Dollar (AUD)	Sell	1,355	AUD	5/15/13	$1,375,915	$16,777	$—
British Pound Sterling (GBP)	Sell	330	GBP	5/14/13	500,432	—	1,539
Chilean Peso (CLP)	Buy	812,000	CLP	4/22/13	1,702,580	—	2,764
Chinese Renminbi (Yuan) (CNY)	Sell	250	CNY	4/22/13	39,775	—	45
Euro (EUR)	Sell	335	EUR	4/22/13	437,540	3,933	—
Hungarian Forint (HUF)	Buy	83,700	HUF	8/12/13	363,364	—	13,482
Israeli Shekel (ILS)	Sell	150	ILS	4/22/13	40,311	408	—
Japanese Yen (JPY)	Sell	485,000	JPY	4/22/13	5,234,452	—	47,653
Malaysian Ringgit (MYR)	Buy	2,145	MYR	3/20/13-4/22/13	691,647	1,292	849
Malaysian Ringgit (MYR)	Sell	365	MYR	3/20/13	117,916	841	—
Mexican Nuevo Peso (MXN)	Buy	3,835	MXN	3/13/13	300,032	24	—
New Zealand Dollar (NZD)	Buy	1,665	NZD	5/15/13	1,369,369	—	26,810
Philippines Peso (PHP)	Buy	70,000	PHP	4/22/13	1,722,780	—	6,896
Thailand Baht (THB)	Buy	50,000	THB	4/22/13	1,674,918	4,688	—

						27,963	100,038
Barclays Bank plc:
Brazilian Real (BRR)	Buy	3,310	BRR	4/2/13	1,665,281	—	841
Brazilian Real (BRR)	Sell	4,080	BRR	4/2/13	2,052,672	1,036	—
British Pound Sterling (GBP)	Sell	400	GBP	5/14/13	606,584	16,988	—
Chilean Peso (CLP)	Sell	15,000	CLP	4/22/13	31,452	18	—
Indian Rupee (INR)	Buy	91,000	INR	4/22/13	1,646,533	—	8,825
Indonesia Rupiah (IDR)	Sell	612,000	IDR	4/22/13	63,192	—	494
Mexican Nuevo Peso (MXN)	Sell	66,900	MXN	4/22/13	5,212,985	47,226	—
New Turkish Lira (TRY)	Buy	1,130	TRY	4/22/13	623,991	—	10,449
Russian Ruble (RUR)	Buy	39,440	RUR	4/11/13	1,277,998	—	13,322

						65,268	33,931

3	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

BNP Paribas
Colombian Peso (COP)	Buy	3,039,000	COP	4/22/13	1,668,162	—	26,007
Citibank NA:
Canadian Dollar (CAD)	Sell	2,840	CAD	4/22/13	2,750,676	85,218	—
Hong Kong Dollar (HKD)	Buy	2,950	HKD	3/20/13	380,406	—	313
Mexican Nuevo Peso (MXN)	Buy	6,300	MXN	3/13/13	492,882	—	1,514
Nigerian Naira (NGN)	Buy	138,000	NGN	1/17/14	810,222	10,222	—
Peruvian New Sol (PEN)	Buy	4,310	PEN	4/22/13	1,672,829	—	17,367
Swedish Krona (SEK)	Buy	11,010	SEK	4/22/13	1,700,310	8,665	—

						104,105	19,194
Credit Suisse International:
Euro (EUR)	Buy	375	EUR	4/29/13	489,812	—	18,291
Hong Kong Dollar (HKD)	Buy	4,810	HKD	3/20/13	620,255	—	46
Japanese Yen (JPY)	Sell	92,000	JPY	5/7/13	993,042	10,617	—
South African Rand (ZAR)	Sell	5,366	ZAR	5/6/13	589,700	10,433	—

						21,050	18,337
Deutsche Bank AG:
Czech Koruna (CZK)	Buy	31,900	CZK	4/22/13	1,623,897	—	35,932
Czech Koruna (CZK)	Sell	15,200	CZK	3/18/13	773,612	20,329	—
Israeli Shekel (ILS)	Buy	6,350	ILS	4/22/13	1,706,519	9,135	—
New Taiwan Dollar (TWD)	Buy	50,000	TWD	4/22/13	1,687,147	—	44,755
Polish Zloty (PLZ)	Buy	7,790	PLZ	3/18/13-4/22/13	2,442,010	—	36,815

						29,464	117,502
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Buy	4,570	BRR	1/20/15	2,060,327	59,013	—
Euro (EUR)	Sell	375	EUR	4/29/13	489,812	4,344	—
Japanese Yen (JPY)	Sell	28,000	JPY	5/7/13	302,230	—	2,706
New Turkish Lira (TRY)	Sell	510	TRY	4/22/13	281,624	2,825	—
Swiss Franc (CHF)	Buy	1,535	CHF	4/22/13	1,638,628	—	14,222

						66,182	16,928
JPMorgan Chase Bank NA:
Canadian Dollar (CAD)	Buy	2,840	CAD	4/22/13	2,750,676	—	75,842
Canadian Dollar (CAD)	Sell	1,010	CAD	4/29/13	978,085	21,618	—
Indonesia Rupiah (IDR)	Buy	16,871,000	IDR	4/22/13	1,742,015	42,166	—
Malaysian Ringgit (MYR)	Sell	610	MYR	4/22/13	196,616	—	95
New Zealand Dollar (NZD)	Buy	1,990	NZD	4/22/13	1,639,164	—	29,224
Philippines Peso (PHP)	Sell	2,000	PHP	4/22/13	49,222	33	—
Russian Ruble (RUR)	Buy	51,000	RUR	4/22/13	1,649,225	—	17,987
South Korean Won (KRW)	Buy	639,000	KRW	4/22/13	586,221	—	11,702
South Korean Won (KRW)	Sell	639,000	KRW	4/22/13	586,221	7,755	—
Uruguay Peso (UYU)	Buy	10,000	UYU	8/13/13	501,602	—	1,796

						71,572	136,646

4	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Morgan Stanley Capital Services, Inc.:
Chinese Renminbi (Yuan) (CNY)	Buy	10,790	CNY	4/22/13	1,716,672	—	2,576
Hong Kong Dollar (HKD)	Buy	12,990	HKD	4/22/13	1,675,304	—	692

						—	3,268
Nomura Global Financial Products, Inc.
Euro (EUR)	Sell	2,120	EUR	4/22/13	2,768,910	46,734	—
State Street Bank
South African Rand (ZAR)	Buy	15,070	ZAR	4/22/13	1,659,288	8,599	—
The Royal Bank of Scotland plc:
Czech Koruna (CZK)	Sell	15,100	CZK	4/15/13	768,649	31,737	—
Euro (EUR)	Buy	595	EUR	4/15/13	777,078	—	21,739
Euro (EUR)	Sell	600	EUR	4/25/13	783,673	15,713	—
Norwegian Krone (NOK)	Buy	9,265	NOK	4/22/13	1,610,535	—	50,522
Swedish Krona (SEK)	Buy	5,060	SEK	4/25/13	781,378	—	17,157
Swedish Krona (SEK)	Sell	410	SEK	4/22/13	63,318	1,602	—

						49,052	89,418

Total unrealized appreciation and depreciation						$489,989	$561,269

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation
Bank Paribas Asia
British Pound Sterling (GBP)	Sell	48	GBP	3/4/13	$72,794	$19

Written Options as of February 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
British Pound Sterling (GBP)	Call	1,500,000	1 GBP per 1.563USD	5/31/13	$36,398	$(36,398)	$—
British Pound Sterling (GBP)	Put	1,500,000	1 GBP per 1.530USD	3/20/13	8,231	(7,655)	576
British Pound Sterling (GBP)	Put	1,500,000	1 GBP per 1.563USD	5/31/13	36,398	(36,398)	—
Canadian Dollar (CAD)	Call	700,000	1 USD per 1.012CAD	4/29/13	2,566	(2,566)	—
Canadian Dollar (CAD)	Put	55,000	1 USD per 1.068CAD	1/29/14	9,995	(15,270)	(5,275)
Euro (EUR)	Call	1,000,000	1 EUR per 1.260CHF	4/15/13	3,687	(1,804)	1,883
Euro (EUR)	Call	2,000,000	1 EUR per 25.690CZK	3/15/13	5,879	(8,595)	(2,716)
Euro (EUR)	Put	2,000,000	1 EUR per 7.328NOK	5/31/13	11,495	(10,418)	1,077
Japanese Yen (JPY)	Put	92,500,000	1 USD per 92.500JPY	3/4/13	3,490	(5,908)	(2,418)
Japanese Yen (JPY)	Call	186,000,000	1 USD per 92.900JPY	3/4/13	5,105	(15,382)	(10,277)
Russian Ruble (RUR)	Call	60,595,000	1 USD per 30.298RUR	3/21/13	6,400	(4,159)	2,241
South African Rand (ZAR)	Put	9,400,000	1 USD per 9.400ZAR	4/25/13	4,700	(8,197)	(3,497)

					$134,344	$(152,750)	$(18,406)

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
CZK	Czech Koruna
NOK	Norwegian Krone

5	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Notes to Statement of Investments

Investment in Oppenheimer Currency Opportunities Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Currency Opportunities Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

6	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

7	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$2,031,742	$—	$2,031,742
U.S. Government Obligations	—	3,064,458	—	3,064,458
Foreign Government Obligations	—	30,714,802	—	30,714,802
Options Purchased	—	126,617	—	126,617
Investment Company	15,680,408	—	—	15,680,408

Total Investments, at Value	15,680,408	35,937,619	—	51,618,027
Other Financial Instruments:
Foreign currency exchange contracts	—	490,008	—	490,008

Total Assets	$15,680,408	$36,427,627	$—	$52,108,035

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(561,269)	$—	$(561,269)
Options written, at value	—	(75,362)	—	(75,362)
Appreciated options written, at value	—	(24,036)	—	(24,036)
Depreciated options written, at value	—	(53,352)	—	(53,352)

Total Liabilities	$—	$(714,019)	$—	$(714,019)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

9	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $ 812,300, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $331,752 as of February 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2013 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of February 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $335,339 for which the Fund has posted collateral of $9,998. If a contingent feature would have been triggered as of February 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

10	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $40,306,471 and $19,817,730, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $13,350 and $22,772 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

11	Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS February 28, 2013 (Unaudited)

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended February 28, 2013, the Fund had an ending monthly average market value of $20,100 and $17,431 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended February 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	—	$—	—	$—
Options written	11,111,620,000	328,808	19,588,760,000	237,469
Options closed or expired	(10,859,825,000)	(268,773)	(19,481,805,000)	(163,160)

Options outstanding as of February 28, 2013	251,795,000	$60,035	106,955,000	$74,309

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$52,019,480
Federal tax cost of other investments	(114,070)

Total federal tax cost	$51,905,410

Gross unrealized appreciation	$139,349
Gross unrealized depreciation	(559,208)

Net unrealized depreciation	$(419,859)

12	Oppenheimer Currency Opportunities Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	4/11/2013